UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

KBS REAL ESTATE INVESTMENT TRUST II, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

KBS REAL ESTATE INVESTMENT TRUST II, INC.

ANNUAL MEETING OF STOCKHOLDERS Friday, July 8, 2011 11:00 a.m. (PDT)

At
The Island Hotel — Cabrillo Room 690 Newport Center Drive Newport Beach, California 92660

Directions to the meeting can be obtained by calling (866) 584-1381

Important Notice Regarding the Availability of Proxy Materials for the KBS Real Estate

Investment Trust II, Inc. Annual Meeting of Stockholders to be held on July 8, 2011.

We are notifying you that the proxy materials for the KBS Real Estate Investment Trust II, Inc. Annual Meeting of Stockholders and access to a proxy voting web site are available to you over the internet. Please follow the instructions below to view the proxy materials and vote online or request copies of these materials. Matters to be voted on at the meeting are listed on the reverse side of this notice along with the Board of Directors’ recommendations. Your vote is important!

Online Viewing and Voting is Quick, Easy and Eco-Friendly!

A user-friendly way to view proxy materials and vote immediately in three simple steps:

Step 1:	Go to www.eproxy.com/kbsreit2.

Step 2:	Access and view the proxy materials, which consist of our proxy statement, form of proxy card and 2010 annual report to stockholders, by clicking on the associated links provided.

Step 3:	Follow simple instructions on the screen to log in and vote your eligible position(s).

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all the important information contained in the proxy materials before voting. The proxy statement and related proxy materials are available at www.eproxy.com/kbsreit2.

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE.

To vote your eligible position(s), you must either vote online via the internet (as instructed above) or request a copy of a full set of proxy materials which includes a proxy card (see instructions on reverse side). If you wish to vote at the meeting, then bring this notice and proper identification with you.

Copies of the Proxy Materials

If you want to receive a paper or e-mail copy of the proxy materials, your must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before July 1, 2011 to facilitate timely delivery.

If you want to order a copy of the proxy materials and provide a current and future delivery preference, please choose one of the following methods below:

INTERNET - Go to www.ematerials.com/kbsreit2

Follow the simple instructions to log in and order a paper and/or e-mail copy of the proxy materials for the current meeting and submit your delivery preference for future mailings.

TELEPHONE - Using a touch-tone phone, call us toll free at 1-866-551-3628.

Follow the simple instructions to log in to order a paper or e-mail copy of the proxy materials for the current meeting and submit your preference for future meetings.

E-MAIL – Send us an e-mail at fundproxy@ematerials.com with “KBS REIT II Materials Request” in the subject line.

This e-mail must include in the message (1) your full name and address, (2) the 13-digit number on the top right side of the front of this notice preceded by an arrow, (3) your preference to receive current printed proxy materials via mail–or–to receive an e-mail with links to the electronic materials (please include your e-mail address if you choose e-mail delivery), and (4) if you would like for this preference to apply to delivery of material for all future meetings, include the word “Permanent” and the last four digits of your Social Security Number in the message.

KBS Real Estate Investment Trust II, Inc. Stockholder Meeting Information

Matter(s) intended to be acted upon at the KBS Real Estate Investment Trust II, Inc. Annual Meeting of Stockholders are listed below.

1.	Elect five directors to hold office for one-year terms expiring in 2012.

  The Board of Directors recommends a vote FOR each nominee

2.	Attend to such other business as may properly come before the meeting and any adjournment or postponement thereof.